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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 3, 2003



                                SEMX CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-10938

               Delaware                                       13-3584740
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                           Identification No.)


                       1 LABRIOLA COURT, ARMONK, NY 10504
          (Address of principal executive offices, including zip code)

                                 (914) 273-5500
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On March 3, 2003, SEMX Corporation (the "Company") issued a press release announcing that a NASDAQ Listing Qualifications Panel had issued a written decision that the Company's Common Stock would be delisted from the NASDAQ Stock Market effective as of the opening of trading on March 10, 2003. The Panel's decision was based on SEMX's failure to comply with the NASDAQ requirements as to minimum market value of publicly held securities, or minimum bid price per share. A copy of the press release announcing the NASDAQ's decision is filed as an exhibit hereto and incorporated by reference herein.


ITEM 7(C).  EXHIBITS.

See Exhibit Index.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                SEMX CORPORATION



            Date:  March 4,2003            By: /s/ Gilbert D. Raker
                                               --------------------
                                               Name:  Gilbert D. Raker
                                               Title: Chairman of the Board,
                                                      Chief Executive Officer,
                                                      and Acting Chief Financial
                                                      Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION

99.1                  Press Release Dated March 3, 2003